Exhibit 32.1

          Certification pursuant to Rule 13a-14(b) or 15d-14(b) of the Securities Exchange Act of 1934 and 18 U.S.C. 1350

In connection with the quarterly report on Form 10-QSB of ELECTRONIC SENSOR TECHNOLOGY, INC. (the "Company") for the period ended September 30, 2007 (the "Report"), I, Barry S. Howe, President and Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                           /s/ Barry S. Howe
Dated: November 9, 2007                    -------------------------------------
                                           Barry S. Howe
                                           President and Chief Executive Officer
                                           (Principal Executive Officer)